UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

                               April 19, 2018

Date of Report (date of earliest event reported)

Innovate Biopharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37797	27-3948465
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8480 Honeycutt Road, Suite 120

Raleigh, North Carolina 27615

(Address of principal executive offices) (Zip Code)

(919) 275-1933

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	OTHER EVENTS

As previously disclosed on a Current Report on Form 8-K filed on February 15, 2018, Innovate Biopharmaceuticals, Inc. (the “Company”) had announced its intention to voluntarily delist certain warrants to purchase the Company’s common stock as of March 5, 2018.

Nasdaq filed its Form 25-NSE with the Securities and Exchange Commission on April 19, 2018 to report the removal of such warrants from listing.

The removal of these warrants from listing does not affect the listing status of the Company’s common stock which trades on Nasdaq under the ticker symbol “INNT.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATE BIOPHARMACEUTICALS, INC.

Dated: April 19, 2018	By:	/s/ Jay P. Madan
	Name:	Jay P. Madan
	Title:	President

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